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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


         Date of report (Date of earliest event reported): May 17, 1999


                          Commission File No. 0-24833




                          FUTURELINK DISTRIBUTION CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


         Colorado                                      95-3895211
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  (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
   Incorporation or Organization)



   300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA                  T2P 3H7
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     (Address of principal executive offices)                        (ZIP Code)


                                 (403) 216-6000
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               (Regisrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     Effective May 17, 1999, the Registrant's board of directors appointed Timothy P. Flynn as an additional director in accordance with the Registrant's by-laws, etc. Mr. Flynn is currently a non-management director of MGC Communications Inc. (NASD: MGCX) and was formerly a director of ValuJet Airlines from that company's founding through November, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a.)  Exhibits

         99  News Release of the Registrant dated May 18, 1999



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK DISTRIBUTION CORP.


     By: [signed: C. Chell]                            Date:   May 18, 1999
     -----------------------------------------
        Cameron Chell, Chief Executive Officer


     By:  [signed: R. Kilambi]                         Date:   May 18, 1999
     -----------------------------------------
        Raghu Kilambi, Chief Financial Officer


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                                 EXHIBIT INDEX


     Exhibit No.                                                      Page
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         99       News Release of the Registrant dated May 18, 1999   4



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